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                                                     VAN KAMPEN AMERICAN CAPITAL

JULY 21, 1997 SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

                  Statement of Additional Information dated April 30, 1997 VKAC Comstock Fund
                  VKAC Enterprise Fund
                  VKAC Equity Income Fund
                  VKAC Global Managed Assets Fund
                  VKAC Government Securities Fund
                  VKAC Harbor Fund
                  VKAC Limited Maturity Government Fund
                  VKAC Real Estate Securities Fund
                  VKAC Life Investment Trust

     The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Richard M. DeMartini, effective May 31, 1997, as Trustee of the Fund.

     Mr. DeMartini is President and Chief Operating Officer, Dean Witter Capital, a division of Dean Witter Reynolds Inc. Mr. DeMartini is a Director of InterCapital Funds, Dean Witter Distributors, Inc. and Dean Witter Trust Company. Trustee of the TCW/DW Funds. Director of the National Healthcare Resources, Inc. Formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc. and Chairman of the Board of The Nasdaq Stock Market, Inc. Trustee of each of the funds in the Fund Complex. Mr. DeMartini's principal business address is Two World Trade Center, 66th Floor, New York, NY 10048, and his date of birth is 10/12/52.

     Dennis J. McDonnell resigned as a Trustee of the Fund, effective May 31, 1997.